                                            EXHIBIT (10)(iii) 18























               CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                        SAVINGS INCENTIVE PLAN
             (As amended and restated as of April 1, 1994)




























                            ARTICLE I

                           DEFINITIONS


                           ARTICLE II

                  TOP HEAVY AND ADMINISTRATION

2.1  TOP HEAVY PLAN REQUIREMENTS

2.2  DETERMINATION OF TOP HEAVY STATUS

2.3  POWERS AND RESPONSIBILITIES OF THE EMPLOYER

2.4  DESIGNATION OF ADMINISTRATIVE AUTHORITY

2.5  ALLOCATION AND DELEGATION OF RESPONSIBILITIES

2.6  POWERS AND DUTIES OF THE ADMINISTRATOR

2.7  RECORDS AND REPORTS

2.8  APPOINTMENT OF ADVISERS

2.9  INFORMATION FROM EMPLOYER

2.10 PAYMENT OF EXPENSES

2.11 MAJORITY ACTIONS

2.12 CLAIMS PROCEDURE

2.13 CLAIMS REVIEW PROCEDURE


                           ARTICLE III

                           ELIGIBILITY

3.1  CONDITIONS OF ELIGIBILITY

3.2  APPLICATION FOR PARTICIPATION

3.3  EFFECTIVE DATE OP PARTICIPATION

3.4  DETERMINATION OF ELIGIBILITY

3.5  TERMINATION OF ELIGIBILITY

3.6  OMISSION OF ELIGIBLE EMPLOYEE

3.7  INCLUSION OF INELIGIBLE EMPLOYEE

3.8  ELECTION NOT TO PARTICIPATE


                           ARTICLE IV

                   CONTRIBUTION AND ALLOCATION

4.1  FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

4.2  PARTICIPANT'S SALARY REDUCTION ELECTION

4.3  TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

4.4  ALLOCATION OF CONTRIBUTION AND EARNINGS

4.5  ACTUAL DEFERRAL PERCENTAGE TESTS

4.6  ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

4.7  ACTUAL CONTRIBUTION PERCENTAGE TESTS

4.8  ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

4.9  MAXIMUM ANNUAL ADDITIONS

4.10 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

4.11 ROLLOVERS

4.12 VOLUNTARY CONTRIBUTIONS

4.13 DIRECTED INVESTMENT ACCOUNT


                            ARTICLE V

                           VALUATIONS

5.1  VALUATION OF THE TRUST FUND

5.2  METHOD OF VALUATION

                           ARTICLE VI

           DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1  DETERMINATION OF BENEFITS UPON RETIREMENT

6.2  DETERMINATION OF BENEFITS UPON DEATH

6.3  DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

6.4  DETERMINATION OF BENEFITS UPON TERMINATION

6.5  DISTRIBUTION OF BENEFITS

6.6  DISTRIBUTION OF BENEFITS UPON DEATH

6.7  TIME OF SEGREGATION OR DISTRIBUTION

6.8  DISTRIBUTION FOR MINOR BENEFICIARY

6.9  LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

6.10 ADVANCE DISTRIBUTION FOR FINANCIAL HARDSHIP

6.11 PRE-RETIREMENT DISTRIBUTION

6.12 LIMITATIONS ON BENEFITS AND DISTRIBUTIONS


                           ARTICLE VII

                             TRUSTEE

7.1  BASIC RESPONSIBILITIES OF THE TRUSTEE

7.2  LOANS TO PARTICIPANTS

7.3  DUTIES OF THE TRUSTEE REGARDING PAYMENTS

7.4  TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

7.5  ANNUAL REPORT OF THE TRUSTEE

7.6  AUDIT

7.7  RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

7.8  TRANSFER OF INTEREST

7.9  TRUSTEE INDEMNIFICATION

7.10 DIRECT ROLLOVER

                          ARTICLE VIII

               AMENDMENT, TERMINATION AND MERGERS

8.1  AMENDMENT

8.2  TERMINATION

8.3  MERGER OR CONSOLIDATION




                           ARTICLE IX
                          MISCELLANEOUS

9.1  PARTICIPANT'S RIGHTS

9.2  ALIENATION

9.3  CONSTRUCTION OF PLAN

9.4  GENDER AND NUMBER

9.5  LEGAL ACTION

9.6  PROHIBITION AGAINST DIVERSION OF FUNDS

9.7  FIDELITY BOND

9.8  EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

9.9  PROTECTIVE CLAUSE

9.10 RECEIPT AND RELEASE FOR PAYMENTS

9.11 ACTION BY THE EMPLOYER

9.12 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

9.13 HEADINGS

9.14 APPROVAL BY INTERNAL REVENUE SERVICE

9.15 UNIFORMITY

                            ARTICLE X

                     PARTICIPATING EMPLOYERS

10.1  ADOPTION BY OTHER EMPLOYERS

10.2  REQUIREMENTS OF PARTICIPATING EMPLOYERS

10.3  DESIGNATION OF AGENT

10.4  EMPLOYEE TRANSFERS

10.5 PARTICIPATING EMPLOYER'S CONTRIBUTION

10.6 AMENDMENT

10.7 DISCONTINUANCE OF PARTICIPATION

10.8 ADMINISTRATOR'S AUTHORITY

10.9 PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE





                  CENTRAL HUDSON GAS & ELECTRIC

               CORPORATION SAVINGS INCENTIVE PLAN

          THIS AGREEMENT, hereby made and entered into this 14th day of March, 1994, by and between Central Hudson Gas & Electric
Corporation (herein referred to as the "Employer") and Mellon
Bank, N.A. (herein referred to as the "Trustee").

                      W I T N E S S E T H:

          WHEREAS, the Employer heretofore established a Profit Sharing Plan and Trust effective January 1, 1984 (hereinafter called the "Effective Date") known as the Central Hudson Gas & Electric Corporation Savings Incentive Plan (which, as thereafter amended, is herein referred to as the "Plan") for the exclusive benefit of its eligible employees; and

          WHEREAS, the Employer entered into a Trust Agreement, dated the Effective Date and thereafter amended (as amended hereinafter called the "Trust Agreement") with Dutchess Bank & Trust Company, as Trustee for the benefit of the Plan; The Bank of New York being the current trustee thereunder; and

          WHEREAS, it is proposed to amend the Plan and the Trust
Agreement and restate them as one instrument as hereinafter provided; and

          WHEREAS, the Employer has appointed the Trustee as the successor Trustee under the Trust Agreement and the Trustee by entering into this Agreement hereby accepts such successor trusteeship;

          NOW, THEREFORE, effective April 1, 1994, the Employer, in accordance with the provisions of the Plan, and the Employer and the Trustee, in accordance with the provisions of the Trust Agreement, pertaining to amendments thereof, hereby, as applicable, amend the Plan and the Trust Agreement in their entirety and restate the Plan and the Trust Agreement, and combine same into one document, to provide as follows:

                            ARTICLE I
                           DEFINITIONS

     1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     1.2 "Administrator" means the person(s) or entity designated by the Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

     1.3 "Aetna" means The Aetna Life Insurance Company and any affiliate thereof.

     1.4 "Affiliated Employer" means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 4l4(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 4l4(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

     1.5 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of Section 2.2.

     1.6 "Anniversary Date" means December 31.

     1.7 "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections 6.2 and 6.6.

     1.8 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

     1.9 "Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

          For purposes of this Section, the determination of
Compensation shall be made by:

               (a) excluding (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits.

               (b) excluding overtime.

               (c) excluding commissions.

               (d) excluding bonuses.

               (e) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

          For a Participant's initial year of participation, Compensation shall be recognized as of such Employee's effective date of participation pursuant to Section 3.3.

          Compensation in excess of $150,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with such calendar year and the first adjustment to the $150,000 limitation shall be effective on January 1, 1990. For any short Plan Year the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $150,000 limitation is exceeded, then the limitation shall be prorated among the affected Family Members in proportion to each such Family Member's Compensation prior to the application of this limitation, or the limitation shall be adjusted in accordance with any other method permitted by Regulation.

          If, as a result of such rules, the maximum "annual addition". limit of Section 4.9(a) would be exceeded for one or more of the affected Family Members, the prorated Compensation of all affected Family Members shall be adjusted to avoid or reduce any excess. The prorated Compensation of any affected Family Member whose allocation would exceed the limit shall be adjusted downward to the level needed to provide an allocation equal to such limit. The prorated Compensation of affected Family Members not affected by such limit shall then be adjusted upward on a pro rata basis not to exceed each such affected Family Member's Compensation as determined prior to application of the Family Member rule. The resulting allocation shall not exceed such individual's maximum "annual addition" limit. If, after these adjustments, an "excess amount" still results, such "excess amount" shall be disposed of in the manner described in Section 4.10(a) pro rata among all affected Family Members.

          If, in connection with the adoption of this amendment and restatement, the definition of Compensation has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, Compensation means compensation determined pursuant to the Plan then in effect.

          For Plan Years beginning prior to January 1, 1989, the
$150,000 limit (without regard to Family Member aggregation) shall apply only for Top Heavy Plan Years and shall not be adjusted.

     1.10 "Deferred Compensation" with respect to any Participant means the amount of the Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section 4.2 excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.10(a).

     1.11 "Early Retirement Date" means the first day of the month (prior to the Normal Retirement Date) coinciding with or next following the date on which a Participant or Former Participant attains age 55 and has completed at least 10 Years of Service with the Employer (Early Retirement Age). A Participant shall become fully Vested upon satisfying this requirement if still employed at his Early Retirement Age.

          A Former Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits under this Plan.

     1.12 "Elective Contribution" means the Employer's contributions to the Plan of Deferred Compensation excluding any such amounts distributed as excess "annual additions" pursuant to
Section 4.10(a). In addition, any Employer Qualified Non-Elective Contribution made pursuant to Section 4.1(c) which are used to satisfy the "Actual Deferral Percentage" and Section 4.6 shall be considered an Elective Contribution for purposes of the Plan. Any such contributions deemed to be Elective Contributions shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the discrimination requirements of Regulation 1.401(k)-1(b)(5), the provisions of which are specifically incorporated herein by reference.

     1.13 "Eligible Employee" means any Employee.

          Directors of the Employer who are not Employees shall not be eligible to participate in the Plan.

          Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing.

     1.14 "Employee" means any person who is employed by the Employer or Affiliated Employer, but excludes any person who is an independent contractor. Employee shall include Leased Employees within the meaning of Code Sections 4l4(n)(2) and 4l4(o)(2) unless such Leased Employees are covered by a plan described in Code Section 4l4(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

     1.15 "Employer" means Central Hudson Gas & Electric Corporation and any Participating Employer (as Defined in Section 10.1) which shall adopt this plan, and any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. The Employer is a corporation, with principal offices in the State of New York.

     1.16 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Employer matching contributions made pursuant to Section 4.1(b), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a), any forfeitures reallocated in the same proportion that each Participant's elective contributions for the year bears to the elective contributions for all Participants for such year and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 4.7(a).

     1.17 "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions and Qualified Non-Elective Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.5(a). Excess Contributions, including amounts recharacterized pursuant to
Section 4.6(a)(2), shall be treated as an "annual addition" pursuant to Section 4.9(b).

     1.18 "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 4.9(b) when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year. Additionally, for purposes of Sections 2.2 and 4.4(f), Excess Deferred Compensation shall continue to be treated as Employer contributions even if distributed pursuant to Section 4.2(f). However, Excess Deferred Compensation of Non-Highly Compensated Participants is not taken into account for purposes of Section 4.5(a) to the extent such Excess Deferred Compensation occurs pursuant to Section 4.2(d).

     1.19 "Family Member" means, with respect to an affected
Participant, such Participant's spouse and such Participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414(q)(6)(B).

     1.20 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Employer and its representative body, and the Administrator.

     1.21 "Fiscal Year" means the Employer's accounting year of 12 months commencing on January 1st of each year and ending the following December 31st.

     1.22 "Forfeiture." Under this Plan, Participant accounts are 100% Vested at all times. Any amounts that may otherwise be forfeited under the Plan pursuant to Section 3.7, 4.2(f) or 6.9 shall be used to reduce the contribution of the Employer.

     1.23 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

     1.24 "415 Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. "415 Compensation" must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

          If, in connection with the adoption of this amendment and restatement, the definition of "415 Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "415 Compensation" means compensation determined pursuant to the Plan then in effect.

     1.25 "414(s) Compensation" with respect to any Participant means such Participant's Elective Contributions attributable to Deferred Compensation recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) plus "415 Compensation" paid during a Plan Year. The amount of "4l4(s) Compensation" with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12) month period ending on the last day of such Plan Year, except that "4l4(s) Compensation" shall only be recognized for that portion of the Plan Year during which an Employee was a Participant in the Plan.

          For purposes of this Section, the determination of "414(s) Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

          "414(s) Compensation" in excess of $150,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $150,000 limitation shall be effective on January 1, 1990. For any short Plan Year the "414(s) Compensation" limit shall be an amount equal to the "414(s) Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year.

          If, in connection with the adoption of this amendment and restatement, the definition of "414(s) Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "414(s) Compensation" means compensation determined pursuant to the Plan then in effect.

     1.26 "Highly Compensated Employee" means an Employee described in Code Section 414(q) and the Regulations thereunder and generally means an Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

               (a)  Employees who at any time during the
          "determination year" or "look-back year" were "five percent owners" as defined in Section 1.34 (c).

               (b) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $75,000.

               (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

               (d) Employees who during the "look-back" years were officers of the Employer (as that term is defined within the meaning of the Regulations under Code
          Section 416) and received "415 Compensation" during the "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section 415(b)(l)(A) for any such Plan Year. The number of officers shall be limited to the lesser of (i) 50 employees; or (ii) the greater of 3 employees or 10 percent of all employees. For the purpose of determining the number of officers, Employees described in Section 1.60(a), (b), (c) and (d) shall be excluded, but such Employees shall still be considered for the purpose of identifying the particular Employees who are officers. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code Section 415(b)(1)(A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

               (e) Employees who are in the group consisting of the 100 Employees paid the greatest "415 Compensation" during the determination year and are also described in
          (b), (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look-back year".

          The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period. However, if the Employer so elects, then the "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the "lag period" is less than twelve months long, the dollar threshold amounts specified in (b), (c) and (d) above shall be prorated based upon the number of months in the "lag period". With respect to this election, it shall be applied on a uniform and consistent basis to all plans, entities, and arrangements of the Employer.

          For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 4l4(h)
(2) that are treated as Employer contributions. Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look-back year" begins.

          In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year."

     1.27 "Highly Compensated Former Employee" means a former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner." For purposes of this Section, "determination year," "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.26. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

     1.28 "Highly Compensated Participant" means any Highly
Compensated Employee who is eligible to participate in the Plan.

     1.29 "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period; (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages. These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under (l) or (2), as the case may be, and under (3).

          Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

          For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

          An Hour of Service must be counted for the purpose of determining a Year of Service, a year of participation for purposes of accrued benefits, a l-Year Break in Service, and employment commencement date (or reemployment commencement date). In addition, Hours of Service will be credited for employment with other Affiliated Employers. The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

          Hours of Service will be credited for employment with all Affiliated Employers and for any individual considered to be a Leased Employee pursuant to Code Sections 4l4(n) or 4l4(o) of the Regulations thereunder.

     1.30 "Income" means the income or losses allocable to "excess amounts" which shall equal the sum of the allocable gain or loss for the "applicable computation period" and the allocable gain or loss for the period between the end of the "applicable computation period" and the date of distribution ("gap period"). The income allocable to "excess amounts" for the "applicable computation period" and the "gap period" is calculated separately and is determined by multiplying the income for the "applicable computation period" or the "gap period" by a fraction. The numerator of the fraction is the "excess amount" for the "applicable computation period". The denominator of the fraction is the total "account balance" attributable to "Employer contributions" as of the end of the "applicable computation period" or the "gap period", reduced by the gain allocable to such total amount for the "applicable computation period" or the "gap period" and increased by the loss allocable to such total amount for the "applicable computation period" or the "gap period". The provisions of this Section shall be applied:

          (a)  For purposes of Section 4.2(f), by substituting:

               (1) "Excess Deferred Compensation" for "excess amounts";

               (2)   "taxable year of the Participant" for
               "applicable computation period";

               (3)   "Deferred Compensation" for "Employer
               contributions"; and

               (4)   "Participant's Elective Account" for
               "account balance."

          (b)  For purposes of Section 4.6(a), by substituting:

               (1)   "Excess Contributions" for "excess amounts";

               (2)   "Plan Year" for "applicable computation
               period";

               (3)   "Elective Contributions" for "Employer
               contributions"; and

               (4)   "Participant's Elective Account" for
               "account balance."

          (c)  For purposes of Section 4.8(a), by substituting:

               (1) "Excess Aggregate Contributions" for "excess amounts";

               (2)   "Plan Year" for "applicable computation
               period";

               (3)   "Employer matching contributions made
               pursuant to Section 4.1(b), voluntary Employee contributions made pursuant to Section 4.12 and any qualified non-elective contributions or elective deferrals taken into account pursuant to
               Section 4.7(c)" for "Employer contributions"; and

               (4)   "Participant's Account and Voluntary
               Contribution Account" for "account balance."

          In lieu of the "fractional method" described above, a "safe harbor method" may be used to calculate the allocable Income for the "gap period." Under the "safe harbor method," allocable Income for the "gap period" shall be deemed to equal ten percent (10%) of the Income allocable to "excess amounts" for the "applicable computation period" multiplied by the number of calendar months in the "gap period". For purposes of determining the number of calendar months in the "gap period", a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

          Income allocable to any distribution of Excess Deferred Compensation on or before the last day of the taxable year of the Participant shall be calculated from the first day of the taxable year of the Participant to the date on which the distribution is made pursuant to either the "fractional method" or the "safe harbor method." Under such "safe harbor method," allocable Income for such period shall be deemed to equal ten percent (10%) of the Income allocable to such Excess Deferred Compensation multiplied by the number of calendar months in such period. For purposes of determining the number of calendar months in such period, a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

          The Income allocable to Excess Aggregate Contributions resulting from the recharacterization of Elective Contributions shall be determined and distributed as if such recharacterized
Elective Contributions had been distributed as Excess
Contributions.

          Notwithstanding the above, for "applicable computation periods" which began in 1987, Income during the "gap period" shall not be taken into account.

     1.31 "Insurer" means any legal reserve insurance company which shall issue one or more contracts under the Plan.

     1.32 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

     1.33 "Investment Option" shall mean any investment funds, accounts or contracts designated by the Employer.

     1.34 "Key Employee" means an Employee as defined in Code
Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

               (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year.

               (b) one of the ten employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

               (c)  a "five percent owner" of the Employer.
          "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section
          318) more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

               (d) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

          For purposes of this Section, the determination of "415
Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or
457, and Employee contributions described in Code Section
414(h)(2) that are treated as Employer contributions.

     1.35 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual
Retirement Date after having reached his Normal Retirement Date.

     1.36 "Leased Employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient:

               (a)  if such employee is covered by a money
          purchase pension plan providing:

               (1) a non-integrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3), but including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b)
               or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

               (2)  immediate participation; and

               (3)  full and immediate vesting; and

               (b) if Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

     1.37 "Net Profit" means with respect to any Fiscal Year the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan.

     1.38 "Non-Elective Contribution" means the Employer's contributions to the Plan excluding, however, contributions made pursuant to the Participant's deferral election provided for in
Section 4.2 and any Qualified Non-Elective Contribution.

     1.39 "Non-Highly Compensated Participant" means any
Participant who is neither a Highly Compensated Employee nor a Family Member.

     1.40 "Non-Key Employee" means any Employee or former
Employee (and his Beneficiaries) who is not a Key Employee.

     1.41 "Normal Retirement Age" means the Participant's 65th birthday. A Participant shall become fully Vested in his Participant's Account upon attaining his Normal Retirement Age.

     1.42 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal
Retirement Age.

     1.43 "1-Year Break in Service" for eligibility purposes means the applicable computation period during which an Employee has not completed more than 1 Hour of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and 1-Year Breaks in Service shall be measured on the same computation period.

          "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established non-discriminatory policy, whether occasioned by illness, military service, or any other reason.

          A "maternity or paternity leave of absence" means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

     1.44 "Participant" means any Eligible Employee who participates in the Plan as provided in Sections 3.2, 3.3, and has not for any reason become ineligible to participate further in the Plan.

     1.45 "Participant's Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Non-Elective Contributions.

          A separate accounting shall be maintained with respect to that portion of the Participant's Account attributable to Employer matching contributions made pursuant to Section 4.1(b) and Employer discretionary contributions made pursuant to Section 4.1(d).

     1.46 "Participant's Combined Account" means the total aggregate amount of each Participant's Elective Account and Participant's Account.

     1.47 "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to Elective Contributions pursuant to Section 4.2 and any Employer Qualified Non-Elective Contributions.

     1.48 "Participant's Rollover Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan resulting from amounts rolled over from another qualified plan or "conduit" Individual Retirement Account in accordance with
Section 4.11.

     1.49 "Plan" means this instrument, including all amendments thereto.

     1.50 "Plan Year" means the Plan's accounting year of twelve
(12) months commencing on January 1st of each year and ending the following December 31st.

     1.51 "Qualified Non-Elective Account" means the account established hereunder to which Qualified Non-Elective
Contributions are allocated.

     1.52 "Qualified Non-Elective Contribution" means the Employer's contributions to the Plan that are made pursuant to
Section 4.1(c) which are used to satisfy the "Actual Deferral Percentage" and Section 4.6. Such contributions shall be considered an Elective Contribution for the purposes of the Plan when used to satisfy the "Actual Deferral Percentage" tests.

          In addition, the Employer's contributions to the Plan that are made pursuant to Section 4.8(h) which are used to satisfy the "Actual Contribution Percentage" tests shall be considered Qualified Non-Elective Contributions and be subject to the provisions of Sections 4.2(b) and 4.2(c).

     1.53 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

     1.54 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

     1.55 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early or Late Retirement Date (see
Section 6.1).

     1.56 "Super Top Heavy Plan" means a plan described in
Section 2.2(b).

     1.57 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

     1.58 "Top Heavy Plan" means a plan described in Section 2.2
(a).

     1.59 "Top Heavy Plan Year" means a Plan Year during which the Plan is a Top Heavy Plan.

     1.60 "Top Paid Group" means the top 20 percent of Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" (determined for this purpose in accordance with Section 1.26) received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 861(a)(3)) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded; however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

               (a) Employees with less than six (6) months of service;

               (b) Employees who normally work less than 17 1/2 hours per week;

               (c) Employees who normally work less than six (6) months during a year; and

               (d)  Employees who have not yet attained age 21.

          In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

          The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

     1.61 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Acts or as determined by the Employer based on medical reports and such other evidence which the Employer determines to be satisfactory.

     1.62 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

     1.63 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

     1.64 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

     1.65 "Voluntary Contribution Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan resulting from the Participant's nondeductible voluntary contributions made pursuant to Section 4.12.

          Amounts recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) shall remain subject to the limitations of Sections 4.2(b) and 4.2(c). Therefore, a separate accounting shall be maintained with respect to that portion of the Voluntary Contribution Account attributable to voluntary Employee contributions made pursuant to Section 4.12.

     1.66 "Year of Service" for eligibility purposes means the computation period of twelve (12) consecutive months, herein set forth, during which an Employee has at least 1 Hour of Service.

          For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. If as a result of a plan amendment, the method of measuring Service changes from the General Method to the Elapsed Time Method, affected Employees shall receive credit for a Period of Service consisting of:

          - a number of years equal to the number of years of Service credited to the Employee before the computation period during which the change occurs; and

          - the greater of: (1) the Period of Service that would be credited to the Employee under the Elapsed Time Method for his Service during the entire computation period in which the change occurs; or (2) the Service taken into account under the General Method as of the date of the change.

               In addition, the Employee shall receive
               credit for service subsequent to the change commencing on the day after the last day of the computation period in which the change occurs.

          For all other purposes, the computation period shall be the Plan Year.

          Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c).

          Years of Service with any Affiliated Employer shall be recognized.

          The Administrator in accordance with a uniform non-discriminatory policy, elects to credit Hours of Service pursuant to this Agreement counting actual Hours of Service for which an Employee is paid or entitled to payment.

                           ARTICLE II
                  TOP HEAVY AND ADMINISTRATION

2.1  TOP HEAVY PLAN REQUIREMENTS

          For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to
Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.4 of the Plan.

2.2  DETERMINATION OF TOP HEAVY STATUS

          (a)  This Plan shall be a Top Heavy Plan for any Plan
     Year in which, as of the Determination Date,

     (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

               If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, for Plan Years beginning after December 31, 1984, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

          (b) This Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

          (c)  Aggregate Account:  A Participant's Aggregate
     Account as of the Determination Date is the sum of:

          (1) his Participant's Combined Account balance as of the most recent valuation occurring within a twelve
          (12) month period ending on the Determination Date;

          (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year.

          (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the four
          (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

          (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

          (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance.

          (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same Employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

          (7) For the purposes of determining whether two employers are to be treated as the same Employer in (5) and (6) above, all employers aggregated under Code
          Section 414 (b), (c), (m) and (o) are treated as the same Employer.

          (d) "Aggregation Group" means either a Required
     Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

          (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer, including any Simplified Employee Pension Plan, in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a) (4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

          In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

          (2) Permissive Aggregation Group: The Employer may also include any other plan of the Employer, including any Simplified Employee Pension Plan, not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a) (4) and 410. Such group shall be known as a Permissive Aggregation Group.

          In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

          (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

          (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

          (e) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan
     Year, the last day of such Plan Year.

          (f) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

          (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

               (1)   the Present Value of Accrued Benefits of Key
               Employees under all defined benefit plans included in the group, and

               (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

          (h) The Administrator shall determine whether this Plan is a Top Heavy Plan on the Anniversary Date. Such determination of the top heavy ratio shall be in accordance with Code Section 416 and the Regulations thereunder.

2.3  POWERS AND RESPONSIBILITIES OF THE EMPLOYER

               (a) The Employer shall be empowered to appoint and remove the Trustee and/or the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

               (b)  The Employer shall establish a "funding
          policy and method if required," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. Such "funding policy and method shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

               (c) The Employer may, in its discretion, appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

               (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.4  DESIGNATION OF ADMINISTRATIVE AUTHORITY

          The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

          The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.5  ALLOCATION AND DELEGATION OF RESPONSIBILITIES

          If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves. The Employer shall notify the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.6  POWERS AND DUTIES OF THE ADMINISTRATOR

          The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine any questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons; provided, however, that the Administrator must first obtain the prior approval of the Trustee or Aetna regarding the interpretation of any provisions of the Plan and Trust relating to or affecting in any way the rights, duties and responsibilities of the Trustee or Aetna, respectively. Such prior approval shall not be unreasonably withheld and shall be communicated on a timely basis by the Trustee and/or Aetna. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

          The Administrator shall be charged with the duties of the general administration of the Plan, including, bit not limited to, the following:
               (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

               (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

               (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

               (d) to maintain all necessary records for the administration of the Plan;

               (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

               (f) to determine the size and type of any contract to be purchased from any Insurer, and to designate the Insurer from which such contract shall be purchased;

               (g) to consult with the Employer regarding the short and long-term liquidity needs of the Plan;

               (h) to prepare and implement a procedure to notify
          Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

               (i) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

2.7  RECORDS AND REPORTS

          The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.8  APPOINTMENT OF ADVISERS

          The Administrator may appoint counsel, specialists, advisers, and other persons as the Administrator deems necessary or desirable in connection with the administration of this Plan.

2.9  lNFORMATION FROM EMPLOYER

          To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.10  PAYMENT OF EXPENSES

          All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. Any administration expenses paid to the Trust Fund as a reimbursement shall not be considered an Employer contribution.

2.11  MAJORITY ACTIONS

          Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.5, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.12  CLAIMS PROCEDURE

          Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.13  CLAIMS REVIEW PROCEDURE

          Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.12 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator a written request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 2.12. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                           ARTICLE III
                           ELIGIBILITY

3.1  CONDITIONS OF ELIGIBILITY

          Any Eligible Employee who has completed one (1) Year of Service shall be eligible to participate hereunder as of the date he has satisfied such requirements. However, any Employee who was a Participant in the Plan prior to the effective date of this amendment and restatement shall continue to participate in the Plan. The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan prior to the close of the Plan Year in which he first becomes an Eligible Employee.

3.2  APPLICATION FOR PARTICIPATION

          In order to become a Participant hereunder, each Eligible Employee shall make application to the Employer for participation in the Plan and agree to the terms hereof. Upon the acceptance of any benefits under this Plan, such Employee shall automatically be deemed to have made application and shall be bound by the terms and conditions of the Plan and all amendments hereto.

3.3  EFFECTIVE DATE OF PARTICIPATION

          An Eligible Employee shall become a Participant effective as of the first day of the month coinciding with or next following the date on which such Employee met the eligibility requirements of Section 3.1, provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire if a 1-Year Break in Service has not occurred).

          In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

3.4  DETERMINATION OF ELIGIBILITY

          The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review per Section 2.13.

3.5  TERMINATION OF ELIGIBILITY

               (a) In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in his interest in the Plan for each Year of Service completed while a noneligible Employee, until such time as his Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

               (b) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a 1-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a 1-Year Break in Service, eligibility will be determined under the break in service rules of the Plan.

3.6  OMISSION OF ELIGIBLE EMPLOYEE

          If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution, if necessary after the application of Section, so that the omitted Employee receives a total amount which the said Employee would have received had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.7  INCLUSION OF INELIGIBLE EMPLOYEE

          If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture (except for Deferred Compensation which shall be distributed to the ineligible person) for the Plan Year in which the discovery is made.

3.8  ELECTION NOT TO PARTICIPATE

          An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year.

                           ARTICLE IV
                   CONTRIBUTION AND ALLOCATION

4.1  FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

          For each Plan Year, the Employer shall contribute to the Plan:

               (a) The amount of the total salary reduction elections of all Participants made pursuant to Section
          4.2(a), which amount shall be deemed an Employer's
          Elective Contribution.

               (b)   On behalf of each Participant who is
          eligible to share in matching contributions for the Plan Year, a discretionary matching contribution to be determined by the Employer equal to a percentage of each such Participant's Deferred Compensation, the exact percentage to be determined each year by the Employer, which amount shall be deemed an Employer's Non-Elective Contribution.

                     Except, however, in applying the matching percentage specified above, only salary reductions up to 6% of Compensation shall be considered.

               (c)   On behalf of each Participant who is
          eligible to share in the Qualified Non-Elective
          Contribution for the Plan Year, a discretionary
          Qualified Non-Elective Contribution equal to a percentage of each eligible individual's Compensation, the exact percentage to be determined each year by the Employer.

               (d) A discretionary amount which may or may not out of its current or accumulated Net Profit, which amount shall be deemed an Employer's Non-Elective
          Contribution.

               (e) Notwithstanding the foregoing, however, the Employer's contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

               (f) Except, however, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds current or accumulated Net Profit or the amount which is deductible under Code Section 404.

4.2  PARTICIPANT'S SALARY REDUCTION ELECTION
               (a) Each Participant may elect to defer from 1% to 10% of his Compensation which would have been received in the Plan Year, but for the deferral election. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election.

                     The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.
               (b) The balance in each Participant's Elective Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

               (c)  Amounts held in the Participant's Elective
          Account may be distributable as permitted under the Plan but in no event prior to the earlier of:

               (1) a Participant's termination of Employment, Total and Permanent Disability, or death;

               (2)   a Participant's attainment of age 59 1/2;

               (3)   the proven financial hardship of a
               Participant, subject to the limitations of Section
               6.10;

               (4)   the termination of the Plan without the
               establishment or existence of a "successor plan," as that term is described in Regulation 1.401(k)-
               1(d)(3);

               (5) the date of disposition by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets; or

               (6) the date of disposition by the Employer or an Affiliated Employer who maintains the Plan of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity which is not an Affiliated Employer but only with respect to a Participant who continues employment with such subsidiary.

               (d) For each Plan Year beginning after December 31, 1987, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any taxable year of the Participant, the limitation imposed by Code Section 402(g), as in effect at the beginning of such taxable year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with 4.2(f). The dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

               (e) In the event a Participant has received a hardship distribution pursuant to Regulation 1.401(k)- 1(d)(2)(iv)(B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

               (f) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation 1.402(g)-l(b)) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code
          Section 457, or a trust described in Code Section 501(c)(18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Administrator in writing of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Distributions in accordance with this paragraph may be made for any taxable year of the Participant which begins after December 31, 1986. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

               (1) the distribution must be made after the date on which the Plan received the Excess Deferred
               Compensation;

               (2)   the Participant shall designate the
               distribution as Excess Deferred Compensation; and

               (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

                     Any distribution under this Section shall be made first from unmatched Deferred Compensation and, thereafter, from Deferred Compensation which is matched to the extent that Matched Deferred Compensation is distributed. Matching Contributions attributable to such Deferred Compensation shall be forfeited or distributed in a manner which is nondiscriminatory and consistent with Regulations, including those relating to permissible forfeitures.

                     For the purpose of this Section, "Income" means the amount of income or loss allocable to a Participant's Excess Deferred Compensation and shall be equal to the sum of the allocable gain or loss for the taxable year of the Participant and the allocable gain or loss for the period between the end of the taxable year of the Participant and the date of distribution (a gap period). The income or loss allocable to each such period is calculated separately and is determined by multiplying the income or loss allocable to the Participant's Deferred Compensation for the respective period by a fraction. The numerator of the fraction is the Participant's Excess Deferred Compensation for the taxable year of the Participant. The denominator is the balance, as of the last day of the respective period, of the Participant's Elective Account that is attributable to the Participant's Deferred Compensation reduced by the gain allocable to such total amount for the respective period and increased by the loss allocable to such total amount for the respective period.

                     In lieu of the "fractional method" described above, a "safe harbor method" may be used to calculate the allocable income or loss for the "gap period". Under such "safe harbor method", allocable income or loss for the "gap period" shall be deemed to equal ten percent (10%) of the income or loss allocable to a Participant's Excess Deferred Compensation for the taxable year of the Participant multiplied by the number of calendar months in the "gap period". For purposes of determining the number of calendar months in the "gap period", a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

                     Income or loss allocable to any distribution on Excess Deferred Compensation on or before the last day of the taxable year of the Participant shall be calculated from the first day of the taxable year of the Participant to the date on which the distribution is made pursuant to either the "fractional method" or the "safe harbor method".

                     Notwithstanding the above, for the 1987
          calendar year, and for Plan Years beginning on or after the date this Plan is adopted, Income during the "gap period" shall not be taken into account.

               (g) Notwithstanding the above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Contributions pursuant to
          Section 4.6(a) for the Plan Year beginning with or within the taxable year of the Participant.

               (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or his Beneficiary.

               (i)   Employer Elective Contributions made
          Pursuant to this Section may be segregated into a separate account for each Participant, in accordance with Section 7.1(1) until such time as the allocations pursuant to Section 4.4 have been made.

               (j) The Employer and the Administrator shall adopt a procedure necessary to implement the salary reduction elections provided for herein.


4.3  TIME OF PAYMENT OR EMPLOYER'S CONTRIBUTION

          The Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

          However, Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but in any event within ninety (90) days from the date on which such amounts would otherwise have been payable to the Participant in cash. The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve-month period immediately following the close of such Plan Year.

4.4  ALLOCATION OF CONTRIBUTION AND EARNINGS

               (a)  The Administrator shall establish and
          maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other valuation date, all amounts allocated to each such Participant as set forth herein.

               (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution for any non-Top Heavy Plan Year in accordance with paragraphs (1) and (2) and for any Top Heavy Plan Year in accordance with paragraphs (3) through (6) below:

               (1)   With respect to the Employer's Elective
               Contribution made pursuant to Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred
               Compensation for the year.

               (2)   With respect to the Employer's Non-Elective
               Contribution made pursuant to Section 4.1(b), to each Participant's Account in accordance with
               Section 4.1(b).

               Any Participant actively employed during the Plan
               Year shall be eligible to share in the matching contribution for the Plan Year.

               (3)   With respect to the Employer's Qualified
               Non-Elective Contribution made pursuant to Section
               4.1(c), to each Participant's Elective Account in accordance with Section 4.1(c).

               Any Participant actively employed during the Plan
               Year shall be eligible to share in the Qualified
               Non-Elective Contribution for the Plan Year.

               (4) With respect to the Employer's Non-Elective Contribution made pursuant to Section 4.1(d), to each Participant's Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for such year.

               Any Participant actively employed during the Plan
     Year shall be eligible to share in the discretionary contribution for the year.

               (c)  For any Top Heavy Plan Year, Non-Key
          Employees not otherwise eligible to share in the allocation of contributions as provided above, shall receive the minimum allocation provided for in Section 4.4(f) if eligible pursuant to the provisions of
          Section 4.4(h).

               (d) Notwithstanding the foregoing, Participants who are not actively employed on the last day of the Plan Year due to Retirement (Early, Normal or Late), Total and Permanent Disability or death shall or shall not share in the allocation of contributions for that Plan Year.

               (e)  As of each Anniversary Date or other
          valuation date, before allocation of Employer contributions, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts bear to the total of all Participants' and Former Participants' nonsegregated accounts as of such date. If any nonsegregated account of a Participant has been distributed prior to the Anniversary Date or other valuation date subsequent to a Participant's termination of employment, no earnings or losses shall be credited to such account.

               (f) Minimum Allocations Required for Top Heavy Plan Years: Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer's contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation" (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this plan in a Required Aggregation Group). However, if (1) the sum of the Employer's contributions allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation" and (2) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee. However, in determining whether a Non-Key Employee has received the required minimum allocation, such Non-Key Employee's Deferred Compensation and matching contributions needed to satisfy the "Actual Contribution Percentage" tests pursuant to Section 4.7(a) shall not be taken into account.

                     However, no such minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 providing such benefits included with this Plan in a Required Aggregation Group.

               (g) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

               (h) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (l) failed to complete a Year of Service; and (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan.

               (i) In lieu of the above, in any Plan Year in which a Non-Key Employee is a Participant in both this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top heavy, the Employer shall not be required to provide such Non-Key Employee with both the full separate defined benefit plan minimum benefit and the full separate defined contribution plan minimum allocation.

                     Therefore, for any Plan Year when the Plan is a Top Heavy Plan, a Non-Key Employee who is participating in this Plan and a defined benefit plan maintained by the Employer shall receive a minimum monthly accrued benefit in the defined benefit plan equal to the product of (l) one-twelfth (1/12th) of "415 Compensation" averaged over the five (5) consecutive "limitation years" for actual "limitation years," if less) which produce the highest average and
          (2) the lesser of (i) two percent (2%) multiplied by years of service when the plan is top heavy or (ii) twenty percent (20%). Further, the extra minimum allocation (required by Section 4.9(m) to provide higher limitations) shall not be provided.

               (j)  For the purposes of this Section, "415
          Compensation" shall be limited to $150,000. Such amount shall be adjusted at the same time and in the same manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with such calendar year and the first adjustment to the $150,000 limitation shall be effective on January 1, 1990. For any short Plan Year the "415 Compensation" limit shall be an amount equal to the "415 Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). However, for Plan Years beginning prior to January 1, 1989, the $150,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.

               (k)  Notwithstanding anything herein to the
          contrary, Participants who terminated employment for any reason during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

               (l) If a Former Participant is reemployed after five (5) consecutive l-Year Breaks in Service, then separate accounts shall be maintained as follows:

               (1)   one account for nonforfeitable benefits
               attributable to pre-break service; and

               (2) one account representing his status in the Plan attributable to post-break service.

               (m) Notwithstanding anything to the contrary, for Plan Years beginning after December 31, 1989, if this is a Plan that would otherwise fail to meet the requirements of Code Sections 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) and the Regulations thereunder because Employer contributions would not be allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

               (1) The group of Participants eligible to share in the Employer's contribution for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

               (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

               (3) Nothing in this Section shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

4.5  ACTUAL DEFERRAL PERCENTAGE TESTS

               (a) The "Actual Deferral Percentage", for Plan Years beginning after the later of the Effective Date of this Plan or December 31, 1986, for the Highly Compensated Participant group shall not exceed the greater of:

               (1)   125 percent of such percentage for the Non-
               Highly Compensated Participant group; or

               (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group, or such percentage for the Non-Highly Compensated Participant group plus two percentage points. However, for Plan Years beginning after December 31, 1988, to prevent the multiple use of the alternative method described in this paragraph and Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 or any other cash or deferred arrangement maintained by the Employer or an Affiliated Employer and to make Employee contributions or to receive matching contributions under any plan maintained by the Employer or an Affiliated Employer shall have his actual deferral/contribution ratio reduced pursuant to Regulation 1.401(m)-2. The provisions of Code
               Section 401(k)(3) and Regulations 1.401(k)-1(b) and 1.401(m)-2 are incorporated herein by reference.

               (b)  For the purposes of this Section and Section
          4.8, "Actual Deferral Percentage" for a Plan Year means, with respect to the Highly Compensated
          Participant group and Non-Highly Compensated
          Participant group, the average of the ratios
          (calculated separately for each Participant in each group) of:

               (1) the sum of Employer Elective Contributions and Qualified Non-Elective Contributions, to the extent such contributions are used to satisfy the test set forth in this Section made pursuant to
               Section 4.1(a) on behalf of each such Participant for such Plan Year; to

               (2) the Participant's "414(s) Compensation" for such plan year.

               (c)  The actual deferral ratio for each
          Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent for Plan Years beginning after December 31, 1988. Employer Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

               (d) For the purpose of determining the actual deferral ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code
          Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten
          (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

               (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined by aggregating Employer Elective Contributions and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $150,000 limit to "414(s) Compensation," for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

               (2) The Employer Elective Contributions and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

               (3)   If a Participant is required to be
               aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

               (e) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k). Plans may be aggregated under this paragraph (e) for Plan Years beginning after December 31, 1989 only if they have the same plan year.

                     Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

               (f) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409 for Plan Years beginning after December 31, 1988) of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, for Plan Years beginning after December 31, 1988, if the cash or deferred arrangements have different plan years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

4.6  ADJUSTMENT TO ACTUAL DEFERRAL, PERCENTAGE TESTS

          In the event that the initial allocations of the Employer's Elective Contributions made pursuant to Section 4.4 do not satisfy one of the tests set forth in Section 4.5(a) for Plan Years beginning after December 31, 1986, the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

               (a) On or before the fifteenth day of the third month following the end of each Plan Year but not later than the date provided for in (l)(i) of this Section, the Highly Compensated Participant having the highest actual deferral ratio shall have his portion of Excess Contributions distributed to him, forfeited and/or at his election recharacterized as a voluntary Employee contribution pursuant to Section 4.12 until one of the tests set forth in Section 4.5(a) is satisfied, or until his actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in Section 4.5(a) is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions and Qualified Non-Elective Contributions to the extent such contributions are used to satisfy the test set forth in Section 4.5, made on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph) by his "414(s) Compensation." However, in determining the amount of Excess Contributions to be distributed, forfeited and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year. Any distribution, forfeiture and/or recharacterization of Excess Contributions shall be made in accordance with the following:

          (1)  with respect to the distribution of Excess
          Contributions pursuant to (a) above, such distribution:

               (i)   may be postponed but not later than the
               close of the Plan Year following the Plan Year to which they are allocable;

               (ii) shall be made first from the Participant's unmatched from the Participant's unmatched Elective Contribution, then from the Participant's matched Elective Contributions, and from any Qualified Matching Contributions (to the extent used in the ADP test) in a nondiscriminatory manner consistent with applicable regulations. Excess Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Contribution account and Qualified Matching Contribution account. To the extent that matched Elective Contributions are distributed pursuant to this paragraph, matching contributions (including Qualified Matching Contributions) attributable to such Elective Contributions shall be forfeited or distributed in a manner which is nondiscriminatory and consistent with regulations, including those relating to permissible forfeitures.

               (iii) shall be adjusted for Income; and

               (iv)  shall be designated by the Employer
                     as a distribution of Excess Contributions
                     (and Income).

          (2)  With respect to the recharacterization of Excess
          Contributions pursuant to (a) above, such recharacterized amounts:

          (i) shall be deemed to have occurred on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

          (ii) for Plan Years ending on or before August 8, 1988, may be postponed but not later than October 24, 1988;

          (iii) shall not exceed the amount of Deferred Compensation on behalf of any Highly Compensated Participant for any Plan Year;
          (iv) shall be treated as voluntary Employee contributions for purposes of Code Section 401(a)(4) and Regulation 1.401(k)-1(b). However, for purposes of Sections 2.2 and 4.4(f), recharacterized Excess Contributions continue to be treated as Employer contributions that are Deferred Compensation. For Plan Years beginning after December 31, 1988, Excess Contributions recharacterized as voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in
          Section 4.2(c);

          (v) which relate to Plan Years ending on or before October 24, 1988, may be treated as either Employer
          Contributions and therefore shall not be subject to the restrictions of Section 4.2(c);

          (vi) are not permitted if the amount recharacterized plus voluntary Employee contributions actually made by such Highly Compensated Participant, exceed the maximum amount of voluntary Employee contributions (determined prior to application of Section 4.7(a) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization; and

          (vii)  shall be adjusted for Income.

     (3) Any distribution and/or recharacterization of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and Income.

     (4) The determination and correction of Excess Contributions of a Highly Compensated Participant whose actual deferral ratio is determined under the family aggregation rules shall be accomplished by reducing the actual deferral ratio as required herein, and the Excess Contributions for the family unit shall then be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio.

          (b) Within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.5(a). Such contribution shall be allocated as permitted under the Code.

          (c) For purposes of this Section, "Income" means the income or loss allocable to Excess Contributions which shall equal the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the period between the end of the Plan Year and the date of distribution ("gap period"). The income or loss allocable to Excess Contributions for the Plan Year and the "gap period" is calculated separately and is determined by multiplying the income or loss for the Plan Year or the "gap period" by a fraction. The numerator of the fraction is the Excess Contributions for the Plan Year. The denominator of the fraction is the total of the Participant's Elective Account attributable to Elective Contributions and the Participant's Qualified Non-Elective Account (to the extent such contributions are used to satisfy the test set forth in this Section) as of the end of the Plan Year or the "gap period", reduced by the gain allocable to such total amount for the Plan Year or the "gap period" and increased by the loss allocable to such total amount for the Plan Year or the "gap period".

               In lieu of the "fractional method" described above, a "safe harbor method" may be used to calculate the allocable Income for the "gap period". Under such "safe harbor method", allocable Income for the "gap periods shall be deemed to equal ten percent (10%) of the Income allocable to Excess Contributions for the Plan Year of the Participant multiplied by the number of calendar months in the "gap period". For purposes of determining the number of calendar months in the "gap period", a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

               Notwithstanding the above, for Plan Years which began in 1987 and for Plan Years beginning on or after the date this Plan is adopted, Income during the "gap period" may be taken into account.

                     (d)  Any amounts not distributed or
          recharacterized within 2 1/2 months after the end of the Plan Year shall be subject to the 10% Employer excise tax imposed by Code Section 4979.


4.7  ACTUAL CONTRIBUTION PERCENTAGE TESTS

               (a)  The "Actual Contribution Percentage" for Plan
          Years beginning after December 31, 1986 for the Highly
          Compensated Participant group shall not exceed the greater of:

               (1)   125 percent of such percentage for the Non-
               Highly Compensated Participant group; or

               (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group, or such percentage for the Non-Highly Compensated Participant group plus 2 percentage points. However, for Plan Years beginning after December 31, 1988, to prevent the multiple use of the alternative method described in this paragraph and Code Section 401 (m) (9) (A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 or any other cash or deferred arrangement maintained by the Employer or an Affiliated Employer and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2. The provisions of Code Section 401(m) and Regulations 1.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.

               (b) For the purposes of this Section and Section 4.8, "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group, the average of the ratios (calculated separately for each Participant in each group) of:

               (1) the sum of Employer matching contributions made pursuant to Section 4.1(b) (to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5), voluntary Employee contributions made pursuant to
               Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to
               Section 4.6(a) and any forfeitures reallocated in the same proportion that each Participant's elective contributions for the year bears to the elective contributions for all Participants for such year on behalf of each such Participant for such Plan Year; to

               (2) the Participant's "414(s) Compensation" for such Plan Year.

               (c)  For purposes of determining the "Actual
     Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to Section 4.8(d), only Employer matching contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions pursuant to Section 4.1(b) or voluntary Employee contributions pursuant to Section 4.12 allocated to their accounts. The Employer may include Qualified Non-Elective contributions and any elective deferral contributions under Section 401(k) of the Code in the Contribution Percentage Amounts so long as the Actual Deferral Percentage Test is met in the corresponding plan, before such amounts are used in the Actual Contribution Percentage Test under this Plan and continues to be met following the exclusion of those deferrals used to meet the Actual Contribution Percentage Test. However, for Plan Years beginning after December 31, 1988, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

               (d) For the purpose of determining the actual contribution ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code
     Section 414(q)(6) because such Employee is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

               (1) The combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined by aggregating Employer matching contributions made pursuant to Section 4.1(b) (to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a), any forfeitures reallocated in the same proportion that each Participant's elective contributions for that year bears to the elective contributions for all Participants for such year and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $150,000 limit to "414(s) Compensation" for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

               (2) The Employer matching contributions made pursuant to Section 4.1(b) (to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to
               Section 4.6(a), any forfeitures reallocated in the same proportion that each Participant's elective contributions for that year bears to the elective contributions for all Participants for such year and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Contribution Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (l) above.

               (3)   If a Participant is required to be
               aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

               (e)  For purposes of this Section and Code
     Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b) (2) (A)
     (ii) as in effect for Plan Years beginning after December 31, 1988), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. Plans may be aggregated under this paragraph (e) for Plan Years beginning after December 31, 1988, only if they have the same plan year.

               Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)
     (4), 410(b) and 401(m).

               (f) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409 for Plan Years beginning after December 31, 1988) which are maintained by the Employer or an Affiliated Employer to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, for Plan Years beginning after December 31, 1988, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

               (g) For purposes of Sections 4.7(a) and 4.8, a Highly Compensated Participant and Non-Highly Compensated Participant shall include any Employee eligible to have Employer matching contributions made pursuant to Section 4.1(b) (whether or not a deferral election was made or suspended pursuant to Section 4.2(e)) allocated to his account for the Plan Year or to make salary deferrals pursuant to Section 4.2 (if the Employer uses salary deferrals to satisfy the provisions of this Section) or voluntary Employee contributions pursuant to Section 4.12 (whether or not voluntary Employee contributions are made) allocated to his account for the Plan Year.

               (h)  For purposes of this Section, "Matching
     Contribution" shall mean an Employer contribution (including forfeitures) made to the Plan, or to a contract described in Code Section 403(b), on behalf of a Participant on account of an Employee contribution made by such Participant, or on account of a Participant's deferred compensation, under a plan maintained by the Employer.

4.8  ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

               (a) In the event that, for Plan Years beginning after December 31, 1986, the "Actual Contribution Percentage" for the Highly Compensated Participant group exceeds the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 4.7(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute or to forfeit from the Highly Compensated Participant having the highest actual contribution ratio, his portion of Excess Aggregate Contributions (and Income allocable to such contributions) until either one of the tests set forth in Section 4.7(a) is satisfied, or until his actual contribution ratio equals the actual contribution ratio of the Highly Compensated Participant having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in Section 4.7(a) is satisfied. The distribution and/or forfeiture of Excess Aggregate Contributions shall be made in a manner which is non-discriminatory and consistent with the regulations including those relating to permissible forfeitures.

               (b) Any distribution or forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.4. However, no such forfeiture may be allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

               (c) Excess Aggregate Contributions attributable to amounts other than voluntary Employee contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

               (d)  For the purposes of this Section and Section
     4.6 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

               (1) the aggregate amount of Employer matching contributions made pursuant to Section 11.1(b) (to the extent such contributions are taken into account pursuant to Section 4.5(a)), voluntary Employee contributions made pursuant to Section 4.8, Excess Contributions recharacterized as voluntary Employee contributions pursuant to
               Section 4.6, forfeitures reallocated in the same proportion that each Participant's elective contribution for the year bears to the elective contribution for all Participants for such year and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to
               Section 4.5(c) actually made on behalf of the Highly Compensated Participant group for such Plan Year, over

               (2) the maximum amount of such contributions permitted under the limitations of Section 4.5(a).

               (e) For each Highly Compensated Participant, the amount of Excess Aggregate Contributions is equal to the Employer matching contributions made pursuant to Section 4.1(b) (to the extent taken into account pursuant to Section 4.5(a)), voluntary Employee contributions made pursuant to
     Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a), forfeitures reallocated in the same proportion that each Participant's elective contributions for the year bears to the elective contributions for all Participants for such year and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of the Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual contribution ratio (determined after application of this paragraph) by his "414(s) Compensation." The actual contribution ratio must be rounded to the nearest one-hundredth of one percent for Plan Years beginning after December 31, 1988. In no case shall the amount of Excess Aggregate Contribution with respect to any Highly Compensated Participant exceed the amount of Employer matching contributions made pursuant to
     Section 4.1(b) (to the extent taken into account pursuant to Section 4.5(a)), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a), forfeitures reallocated in the same proportion that each Participant's elective contributions for the year bears to the elective contributions for all Participants for such year and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of such Highly Compensated Participant for such Plan Year.

               (f) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code
     Section 401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as voluntary Employee contributions due to recharacterization pursuant to
     Section 4.6(a).

               (g) The determination and correction of Excess Aggregate Contributions of a Highly Compensated Participant whose actual contribution ratio is determined under the family aggregation rules shall be accomplished by reducing the actual contribution percentage ratio as required herein and the Excess Aggregate Contributions for the family unit shall be allocated among the Family Members in proportion to the sum of Employer matching contributions made pursuant to
     Section 4.1(b) (to the extent taken into account pursuant to Section 4.5(a)), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a), forfeitures allocated in the same proportion that each Participant's elective contributions for the year bears to the elective contributions for all Participants for such year and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) of each Family Member that were combined to determine the group actual contribution ratio.

               (h) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.7(a). Such contribution shall be allocated to the Participant's Qualified Non-Elective Account of each Non-Highly Compensated Participant as permitted under the Code. A separate account shall be maintained for contributions made pursuant to this paragraph.

               (i) For purposes of this Section, "Income" means the income or loss allocable to Excess Aggregate Contributions which shall equal the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the period between the end of the Plan Year and the date of distribution ("gap period"). The income or loss allocable to Excess Aggregate Contributions for the Plan Year and the "gap period" is calculated separately and is determined by multiplying the income or loss for the Plan Year or the "gap period" by a fraction. The numerator of the fraction is the Excess Aggregate Contributions for the Plan Year. The denominator of the fraction is the total Participant's Account and Voluntary Contribution Account attributable to Employer matching contributions subject to
     Section 4.7, voluntary Employee contributions made pursuant to Section 4.12, and any Qualified Non-Elective Contributions and elective deferrals taken into account pursuant to Section 4.7(c) as of the end of the Plan Year or the "gap period" reduced by the gain allocable to such total amount for the Plan Year of the "gap period" and increased by the loss allocable to such total amount for the Plan Year or the "gap period".

               In lieu of the "fractional method" described above, a "safe harbor method" may be used to calculate the allocable Income for the "gap period". Under such "safe harbor method", allocable Income for the "gap period" shall be deemed to equal ten percent (10%) of the Income allocable to Excess Aggregate Contributions for the Plan Year of the Participant multiplied by the number of calendar months in the "gap period". For purposes of determining the number of occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

               The Income allocable to Excess Aggregate
     Contributions resulting from recharacterization of Elective
     Contributions shall be determined and distributed as if such recharacterized Elective Contributions had been distributed as Excess Contributions.

               Notwithstanding the above, for Plan Years which began in 1987, and for Plan Years beginning on or after the date this Plan is adopted, Income during the "gap period" may be taken into account.

4.9  MAXIMUM ANNUAL ADDITIONS

               (a) Notwithstanding the foregoing, the maximum annual additions credited to a Participant's accounts for any "limitation year" shall equal the lesser of:
          (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)(1)(A)) or (2) twenty-five percent (25%) of the Participant's "415 Compensation" for such "limitation year." For any short "limitation year," the dollar limitation in (1) above shall be reduced by a fraction, the numerator of which is the number of full months in the short limitation years and the denominator of which is twelve
          (12).

               (b) For purposes of applying the limitations of Code Section 415, "annual addition" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2) Employee contributions for limitation years beginning after December 31, 1986, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(1)(2) which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419(A)(d)(3)) under a welfare benefit plan (as defined in Code Section 4(9)(e)) maintained by the Employer. Except, however, the "415 Compensation" percentage limitation referred to in paragraph (a)(2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419(A)(f)(2)) after separation from service which is otherwise treated as an "annual addition," or (2) any amount otherwise treated as an "annual additions" under Code Section 415(l)(1).

               (c) For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition." In addition, the following are not Employee contributions for the purposes of Section 4.9(b)(2):
          (l) rollover contributions (as defined in Code Sections 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3)); (2)
          repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

               (d) For purposes of applying the limitations of Code Section 415, the "limitation year" shall be the Plan Year.

               (e) The dollar limitation under Code Section 415(b)(1)(A) stated in paragraph (a)(l) above shall be adjusted annually as provided in Code Section 415(d) pursuant to the Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within that calendar year.

               (f)  For the purpose of this Section, all
          qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

               (g)  For the purpose of this Section, if the
          Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a member of a group of entities required to be aggregated pursuant to Regulations under Code Section 414(o), all Employees of such Employers shall be considered to be employed by a single Employer.

               (h) For the purpose of this Section, if this Plan is a Code Section 413(c) plan, all Employers of a Participant who maintain this Plan will be considered to be a single Employer.

               (i)(1) If a Participant participates in more than one defined contribution plan maintained by the Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year."

               (2) If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code
               Section 412.

               (3) If a Participant participates in more than one defined contribution plan not subject to Code
               Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or (2) above, multiplied by (B) a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

               (j) If an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

               (k) The defined benefit plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the "limitation year" under Code Sections 415(b) and (d) or 140 percent of the highest average compensation, including any adjustments under Code Section 415(b).

                     Notwithstanding the above, if the
          Participant was a Participant as of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last "limitation year" beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all "limitation years" beginning before January 1, 1987.

               (l) The defined contribution plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior "limitation years" (including the annual additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior "limitation years" of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any "limitation year" is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such year.

                     If the Employee was a Participant as of the end of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
          (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last "limitation year" beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first "limitation year" beginning on or after January 1, 1987. The annual addition for any "limitation year" beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as annual additions.

               (m)  Notwithstanding the foregoing, for any
          "limitation year" in which the Plan is a Top Heavy Plan, 100 percent shall be substituted for 125 percent in Sections 4.9(k) and 4.9(l) unless the extra minimum allocation is being provided pursuant to Section 4.4. However, for any "limitation year" in which the Plan is a Super Top Heavy Plan, 100 percent shall be substituted for 125 percent in any event.

               (n)  If the sum of the defined benefit plan
          fraction and the defined contribution plan fraction shall exceed 1.0 in any "limitation year" for any Participant in this Plan, the Administrator shall limit, to the extent necessary, the "annual additions" to such Participant's accounts for such "limitation year." If, after limiting the "annual additions" to such Participant's accounts for the "limitation year," "the sum of the defined benefit plan fraction and the defined contribution plan fraction still exceed 1.0, the Administrator shall then adjust the numerator of the defined benefit plan fraction so that the sum of both fractions shall not exceed 1.0 in any "limitation year" for such Participant.

               (o) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.10  ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

               (a) If, as a result of a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3) that may be made with respect to any Participant under the limits of Section 4.9 or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall (1) distribute any elective deferrals plus interest (within the meaning of Code Section 402(g)(3) or return any voluntary Employee contributions plus interest credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's accounts (2) hold any "excess amount" plus interest remaining after the return of any elective deferrals or voluntary Employee contributions in a "Section 415 suspense account" (3) use the "Section 415" suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to reduce Employer contributions for that Participant if that Participant is covered by the Plan as of the end of the "limitation year," or if the Participant is not so covered, allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan before any Employer or Employee contributions which would constitute "annual additions" are made to the Plan for such "limitation year" (4) reduce Employer contributions to the Plan for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year."

               (b) For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.9.

               (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year." The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

4.11 ROLLOVERS

               (a)  With the consent of the Administrator,
          amounts may be rolled over into this Plan by, provided that the rollover will not jeopardize the tax exempt status of the Plan or create adverse tax consequences for the Employer. The amounts rolled over shall be set up in a separate account herein referred to as a "Participant's Rollover Account." Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason. The Trustee shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee under the terms of this Plan.

               (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in paragraph (c) of this Section or
          Section 6.11.

               (c) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive a distribution, the fair market value of the Participant's Rollover Account shall be used to provide additional benefits to the Participant or his Beneficiary. Any distributions of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(ll) and the Regulations thereunder.
          Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits without Participant consent may be made.

               (d) The Administrator may direct that employee rollovers made after a valuation date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

               (e)  For purposes of this Section, the term
          "rollover" shall mean (i) distributions received by an Employee from another qualified plan which are eligible rollover distributions and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof; (ii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump-sum distribution (B) were eligible for tax-free rollover to a qualified plan and
          (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets; and
          (iii) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (ii) above, and transferred by the Employee to this Plan within sixty (60 days) of his receipt thereof from such conduit individual retirement account.

               (f) Prior to accepting any rollovers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be rolled over to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.
4.12  VOLUNTARY CONTRIBUTIONS

               (a)  In order to allow all Participants the
          opportunity to increase their retirement income, each Participant may, at the discretion of the Administrator, elect to voluntarily contribute from 1% to 5% of his Compensation earned while a Participant under this Plan. Such contributions shall be paid to the Trustee within a reasonable period of time but in no event later than ninety (90) days after the receipt of the contribution. The balance in each Participant's Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason. A Participant may, by written notice to the Employer increase or decrease the rate of Voluntary Contributions as of the first day of each month.

               (b) A Participant may elect to withdraw his voluntary contributions from his Voluntary Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of Section 6.5 and Section 6.11, including, but not limited to, all notice and consent requirements of Code
          Section 411(a)(11) and the Regulations thereunder. If the Administrator maintains sub-accounts with respect to voluntary contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for his withdrawal.

               (c) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Voluntary Contribution Account shall be used to provide additional benefits to the Participant or his Beneficiary. Any distributions of amounts held in a Voluntary Contribution Account shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. If the Administrator maintains sub-accounts with respect to voluntary contributions and (earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for his withdrawal. No Forfeitures shall occur solely as a result of an Employee's withdrawal of Employee contributions.

               (d) The Administrator may direct that voluntary contributions made after a valuation date be segregated into a separate account until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

               (e)  All amounts allocated to a Voluntary
          Contribution Account may be treated as a Directed
          Investment Account pursuant to Section 4.13.

4.13  DIRECTED INVESTMENT ACCOUNT

               (a) The Administrator, in his sole discretion, may determine that all Participants be permitted to direct the Trustee as to the investment of all or a portion of any one or more of their individual account balances. Participants may direct the Trustee in writing to invest their account in specific assets as permitted by the Administrator provided such investments are in accordance with the Department of Labor regulations under Act Section 404(c) and are permitted by the Plan. That portion of the account of any Participant so directing will thereupon be considered a "Directed Investment Account". The Trustee shall not act as a Fiduciary with respect to any Participant directions and shall have no duty to inquire as to the permissibility or appropriateness of the assets or the propriety of any such directions.
          The Trustee shall accept Participant directions only in accordance with the procedure established pursuant to paragraph (c) below.

               (b) A separate Directed Investment Account shall be established and maintained by the Recordkeeper for each Participant who has directed an investment. Transfers between the Participant's regular account and his Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall not share in Trust Fund earnings, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such account.

               (c) The Administrator shall designate Aetna to receive, summarize and relay, in accordance with its normal business procedures, to the Trustee, Participant direction permitted under Section 4.13(a), to be applied in a uniform and nondiscriminatory manner, setting forth the permissible investment options under this Section, how often changes between investments may be made, and any other limitations that the Administrator shall impose on a Participant's right to direct investments.

               (d) If a stable value investment option (e.g., a plan investment option comprised in whole or in part of GICs or other investment contracts which provide for stable principal value) is available to Participants, then interfund transfer rules governing Participant transactions will be established and maintained to conform with the most restrictive interfund transfer rules contained in the contract(s) used to fund the stable value investment option.

                            ARTICLE V
                           VALUATIONS

5.1  VALUATION OF THE TRUST FUND

          The Trustee shall as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, herein called "valuation date," to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date." In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund. Notwithstanding the foregoing, the Trustee shall conclusively rely on any valuation of the assets comprising the Trust Fund or any investment funds available to the Plan as provided by Aetna or the Administrator as appropriate.

5.2  METHOD OF VALUATION

          In determining the fair market-value of securities held in the Trust Fund which are listed on a registered stock exchange, the Trustee shall value the same at the prices they were last traded on such exchange preceding the close of business on the "valuation date." If such securities were not traded on the "valuation date," or if the exchange on which they are traded was not open for business on the "valuation date," then the securities shall be valued at the prices at which they were last traded prior to the "valuation date." Any unlisted security held in the "Trust Fund" shall be valued at its bid price next preceding the close of business on the "valuation date," which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets as directed by the Administrator, employ one or more appraisers for that purpose and rely conclusively on the values established by such appraiser or appraisers.
                           ARTICLE VI
          DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1  DETERMINATION OF BENEFITS UPON RETIREMENT

          Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.4, shall continue until his Late Retirement Date. Upon a Participant's Retirement Date or attainment of his Normal Retirement Date without termination of employment with the Employer, or as soon thereafter as is practicable, the Administrator shall distribute all amounts credited to such Participant's Combined Account in accordance with Section 6.5.

6.2  DETERMINATION OF BENEFITS UPON DEATH

               (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. The Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of the deceased Participant's accounts to the Participant's Beneficiary.

               (b) Upon the death of a Former Participant, the Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of any remaining Vested amounts credited to the accounts of such deceased Former Participant to such Former Participant's Beneficiary.

               (c) Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the death benefit.

               (d) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

               (e) The Beneficiary of the death benefit payable pursuant to this Section shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than his spouse if:
               (1) the spouse has waived the right to be the Participant's Beneficiary, or

               (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or

               (3)   the Participant has no spouse, or

               (4)   the spouse cannot be located.

                     In such event, the designation of a
          Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right.
          In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

               (f) Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing, must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

               (g) In the event of any conflict between the terms of this Plan and the terms of any contract issued hereunder, the Plan provisions shall control.

6.3  DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

          In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Administrator, in accordance with the provisions of Sections 6.5 and 6.7, shall direct the distribution to such Participant of all amounts credited to such Participant's Combined Account as though he had retired.

6.4  DETERMINATION OF BENEFITS UPON TERMINATION

               (a) In the event that a Participant's employment is terminated for any reason other than death, Total and Permanent Disability or retirement, the Administrator may direct the Trustee to distribute the amount of the Vested portion of such Terminated Participant's Combined Account to such Participant as soon as practicable in accordance with the form of distribution selected by the Participant. The amount of the portion of the Participant's Combined Account that is not Vested may be credited to a separate account (which will always share in gains and losses of the Trust Fund) and at such time as the amount becomes a Forfeiture shall be treated in accordance with the provisions of the Plan regarding Forfeitures.

                     Distribution of the funds due to a
          Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct that the entire Vested portion of the Terminated Participant's Combined Account be payable to such Terminated Participant. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

                     Notwithstanding the above, if the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed, and at the time of any prior distribution, has never exceeded $3,500, the Administrator shall direct that the entire Vested benefit be paid to such Participant in a single lump sum without regard to the consent of the Participant or the Participant's spouse.

               (b) A Participant shall become fully Vested in his Participant's Account immediately upon entry into the Plan.

               (c)  The computation of a Participant's
          nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. For this purpose, the Plan shall be treated as having been amended if the Plan provides for an automatic change in vesting due to a change in top heavy status. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

               (1)   the adoption date of the amendment,

               (2)   the effective date of the amendment, or

               (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

               (d)(1)  If any Former Participant shall be
          reemployed by the Employer before a l-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

               (2) A Former Participant shall participate in the Plan as of his date of reemployment.

               (3) If a Former Participant completes a Year of Service (a l-Year Break in Service previously occurred, but employment had not terminated), he shall participate in the Plan retroactively from the first day of the Plan Year during which he completes one (1) Year of Service.

6.5  DISTRIBUTION OF BENEFITS

               (a) The Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled under the Plan in one lump-sum payment in cash.

               (b) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded at the time of any prior distribution, $3,500, shall require such Participant's consent if such distribution occurs prior to the later of his Normal Retirement Age or the date determined in Section 6.5(c)(1). With regard to this required consent:

               (1) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the distribution of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 6.5(c).

               (2) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

               (3) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

               (4) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

               (c) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits made on or after January l, 1985 shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)
          (9)-2), the provisions of which are incorporated herein by reference:

               (1)   A Participant's benefits shall be
               distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Notwithstanding the foregoing, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January l, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.
               (2)   Distributions to a Participant and his
               Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

               (d) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of the Plan.

6.6  DISTRIBUTION OF BENEFITS UPON DEATH

               (a)  The death benefit payable pursuant to Section
          6.2 shall be paid to the Participant's Beneficiary in one lump-sum payment in cash subject to the rules of
          Section 6.6(b).

               (b) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant made on or after January 1, 1985 shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 6.5 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations, then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

                     However, the 5-year distribution requirement of the preceding paragraph shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion shall be distributed over a period not extending beyond the life expectancy of such designated Beneficiary provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died. However, in the event the Participant's spouse (determined as of the date of the Participant's death) is his Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

               (c)   In the event that less than 100% of a
          Participant's interest in the Plan is distributed to such Participant's spouse, the portion of the distribution attributable to the Participant's Voluntary Contribution Account shall be in the same proportion that the Participant's Voluntary Contribution Account bears to a Participant's total interest in the Plan.

6.7  TIME OF SEGREGATION OR DISTRIBUTION

          Except as limited by Sections 6.5 and 6.6, whenever a distribution on or as of an Anniversary Date, the distribution may be made on such date or as soon thereafter as is practicable. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall occur not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein: (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates his service with the Employer.

                     Notwithstanding the foregoing, the failure of a Participant and, if applicable, the Participant's spouse, to consent to a distribution pursuant to
          Section 6.5(b), shall be deemed to be an election to defer the commencement of payment of any benefit sufficient to satisfy this Section.


6.8  DISTRIBUTION FOR MINOR BENEFICIARY

          In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

6.9  LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

          In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution if necessary.

6.10  ADVANCE DISTRIBUTION FOR FINANCIAL HARDSHIP

               (a) The Administrator, at the election of the Participant, shall direct the distribution to any Participant in any one Plan Year up to the lesser of 100% of his account valued as of the last Anniversary Date or other valuation date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of distribution, and the account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized if the distribution is on account of:

               (1)   Expenses for medical care described in Code
               Section 213(d) previously incurred by the Participant, his spouse, or any of his dependents
               (as defined in Code Section 152) or necessary for these persons to obtain medical care;

               (2) The costs directly related to the purchase of a principal residence-for the Participant
               (excluding mortgage payments);

               (3)   Funeral expenses for a member of the
               Participant's family;

               (4) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents; or

               (5) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

               (b) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

               (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

               (2)   The Participant has obtained all
               distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

               (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution or, the Participant, pursuant to a legally enforceable agreement, will suspend his elective deferrals and Voluntary Employee Contributions to the Plan and all other plans maintained by the Employer for at least twelve
               (12) months after receipt of the hardship distribution; and

               (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

               (c) The Administrator, at the election of the Participant, shall make distributions pursuant to this Section from the:

               (1)   Participant's Voluntary Contribution
               Account.
               (2)   Participant's Rollover Account.

               (3)   Participant's Elective Account.

               (d) Notwithstanding the above, for Plan Years beginning after December 31, 1988, distributions from the Participant's Elective Account pursuant to this Section shall be limited as of the date of distribution, to the Participant's Elective Account as of the end of the last Plan Year ending before July 1, 1989, plus the total Participant's Deferred Compensation after such date, reduced by the amount of any previous distributions pursuant to this Section and
          Section 6.11.

               (e)  Any distribution made pursuant to this
          Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

6.11 PRE-RETIREMENT DISTRIBUTION

          (a) The Administrator, at the election of the Participant, shall direct the distribution of up to the entire vested interest then credited to the account of the Participant.

          (b) Distributions made pursuant to this Section shall be permitted:

          (1)  for any reason from the --

               (i)   Participant's Voluntary Contribution
               Account.

               (ii)  Participant's Rollover Account.

          (2)  after attaining age 59 1/2 from the --

               (i)   Participant's Voluntary Contribution
               Account.

               (ii)  Participant's Rollover Account.

               (iii) Participant's Account - Employer
               contributions.

               (iv) Participant's Elective Account attributable to Deferred Compensation and Qualified Non-
               Elective Contributions.

                     Notwithstanding the above, pre-retirement distributions from a Participant's Elective Account shall not be permitted prior to the Participant attaining age 59 1/2 except as otherwise permitted under the terms of the Plan.

               (c) In the event that the Administrator makes a distribution pursuant to this Section, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

6.12  LIMITATIONS ON BENEFITS AND DISTRIBUTIONS

          All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p). The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders pursuant to Section 9.2.

                           ARTICLE VII
                             TRUSTEE

7.1  BASIC RESPONSIBILITIES OF THE TRUSTEE

          The Trustee shall have the following categories of responsibilities:

          The Trustee shall have no authority, control or responsibility with respect to the Plan and Trust Fund other than as specifically set forth in the Plan and Trust. The Trustee shall have the following responsibilities:

          (a) To hold legal title to all Trust Fund investments. Such investments shall consist only of those Investment Options designated by the Employer as accepted by the Trustee and the Administrator. The Trustee shall have no authority with respect to the investment and reinvestment of the Trust Fund except upon receipt of investment directions pursuant to this Section from:

          (1) the Employer; or

          (2) upon receipt or written notification by the Employer, from the Administrator or Investment Manager.

          (b) To receive and invest contributions and otherwise invest the Trust Fund solely in accordance with the investment directions transmitted to the Trustee as provided for under Section 7.1(a).

          (1) The Trustee shall be entitled to rely conclusively on the directions transmitted in accordance with
          Section 7.1(a), and shall be under no duty to inquire as to the propriety or correctness of any such direction.

          (2) Notwithstanding anything in the Plan to the contrary, investments under this Plan shall include products of Aetna or any of its affiliates or subsidiaries.

          (c) As directed by the Administrator, to liquidate investments for the purpose of paying benefits or making disbursements or other payments required under the Plan and Trust Fund. However, the Administrator or Trustee may employ suitable agents for the purpose of paying benefits or making disbursements or other payments required under the Plan and Trust Funds;

          (d) The Trustee may from time to time transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder pursuant to Revenue Ruling 81-100, 1981-1 C.B.326, all or such part of the Trust Fund as the Administrator may direct, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as directed pursuant to Section 7.1(a). The Employer expressly understands and agrees that any such common, collective or pooled trust fund may provide for the lending of its securities by the Trustee and that such Trustee will receive compensation for the lending of securities that is separate from any compensation of the Trustee hereunder, or any compensation of the funds trustee for the management of such fund;

          (e) To receive all proxy materials and forward them to the Administrator. The Trustee shall vote all proxies as directed by the Administrator;

          (f) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

          (g) To keep such portion of the Trust Fund in cash or cash balances as directed by the Administrator or as may be necessary for the efficient administration of the Plan. The
     Trustee shall invest such cash balances to the extent possible in the investment options designated by the Employer pursuant to Section 7.1(a);


          (h) To appoint a custodian to hold investments within the jurisdiction of the district courts of the United States and to deposit securities with stock clearing corporations or depositories or similar organizations;

          (i) To accept and retain any securities received or acquired as Trustee, but only to the extent such securities are (1) investments in the Investment Options, or (2)
     qualifying Employer securities as defined in Act Section 407
     (d)(5), that are publicly traded;

          (j) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

          (k) To the extent directed by the Administrator, to settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

          (l) To employ suitable custodians, agents and counsel and to pay their reasonable expenses and compensation. Such agent or counsel may or may not be agent or counsel for the Administrator or Employer;

          (m) To invest funds of the Trust in savings accounts, certificates of deposit and other types of time deposits, bearing a reasonable rate of interest based upon the duration, amount, type and geographical area, with any financial institution or quasi-financial institution or any department of the same, either domestic or foreign, under the supervision of the United States or any State, including any such financial institution owned, operated or maintained by the Trustee in its corporate or association capacity (including any department or division of the same) or a corporation or association affiliated with the same;

          (n) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or any Affiliated Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating individual shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests.

7.2  LOANS TO PARTICIPANTS

               (a)  The Administrator may, in his sole
          discretion, make loans (which shall be treated as Directed Investments as provided in Section 4.13) to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for periodic repayment over a reasonable period of time. Unless otherwise agreed upon, the Administrator shall act as custodian on behalf of the Trust, of all documentation of such loans.

               (b) Loans shall not be granted to any Participant that provide for a repayment period extending beyond such Participant's Normal Retirement Age.

               (c) Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) shall be limited to the lesser of:

               (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

               (2) one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Participant under the Plan.

          For purposes of this limit, all plans of the Employer shall be considered one plan. Additionally, with respect to any loan made prior to January 1, 1987, the $50,000 limit specified in (1) above shall be unreduced.

     (d) Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. Notwithstanding the foregoing, loans made prior to January 1, 1987 which are used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which, within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant or a member of his family (within the meaning of Code Section 267(c)(4)) may provide for periodic repayment over a reasonable period of time that may exceed five (5) years. Additionally, loans made prior to January 1, 1987, may provide for periodic payments which are made less frequently than quarterly and which do not necessarily result in level amortization.

     (e) With regard to any loans granted or renewed on or after the last day of the first Plan Year beginning after December 31, 1988, a Participant loan program shall be established which must include, but need not be limited to, the following:

     (1) the identity of the person or positions authorized to administer the Participant loan program;

     (2)  a procedure for applying for loans;

     (3)  the basis on which loans will be approved or denied;

     (4) the $1,000 minimum and other limitations, if any, on the types and amounts of loans offered;

     (5) the procedure under the program for determining a reasonable rate of interest:

     (6) the types of collateral which may secure a Participant loan; and

     (7) the events constituting default and the steps that will be taken to preserve Plan assets.

          Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section. The Administrator is responsible for the preparation of the loan documentation, as approved by the Trustee, including any disclosure of interest rate information required by Regulation Z of the Federal Reserve Board promulgated by the Truth in Lending Act 15 U.S.C. Section 1601 et seq.

7.3  DUTIES OF THE TRUSTEE REGARDING PAYMENTS

          In accordance with the directions of the Administrator, as conveyed by Aetna, the Trustee shall make payments out of the Trust Fund from such Plan accounts as so directed. Neither the Trustee nor Aetna shall be responsible in any way for the application of such payments.

7.4  TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

          The Trustee shall be paid such reasonable compensation as set forth in the Trustee's fee schedule (if the Trustee has such a schedule) or as agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid by the Employer, except that if the Employer fails to pay such fees or expenses when due, the Trustee may recover such fees or expenses from the Trust Fund. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

7.5  ANNUAL REPORT OF THE TRUSTEE

          Within a reasonable period of time after each Plan
Year, the Trustee, or its agent, shall furnish to the Administrator a written statement of account with respect to the Plan Year setting forth:

               (a)   the transfer of funds to the Trust Fund;

               (b) the gains, or losses, realized by the Trust
          Fund upon sales or other disposition of the assets;

               (c) the increase, or decrease, in the value of the Trust Fund;

               (d) all transfer of funds from the Trust Fund; and

               (e) such further reasonable information as the Employer and/or Administrator may request, as agreed to by the Trustee.

                     The Administrator, forthwith upon its
          receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee of its approval or disapproval thereof.
          Failure by the Administrator to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Administrator of any statement of account shall be binding as to all matters embraced therein as between the Administrator and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Administrator and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

7.6  AUDIT

               (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator a report of his audit setting forth his opinion as to whether any statements, schedules or lists that are required by Act
          Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently.

                     All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

               (b) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company or similar institution, regulated and supervised, and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or by such other date as may be prescribed under regulations of the Secretary of Labor.

7.7  RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

               (a)  The Trustee may resign at any time by
          delivering to the Employer, a written notice of its resignation at least thirty (30) days prior to the effective date of such resignation.

               (b)  The Employer may remove the Trustee by
          mailing by registered or certified mail, addressed to such Trustee at its last known address, a written notice of its removal at least thirty (30) days prior to the effective date of such removal.

               (c) Upon the death, resignation, incapacity or removal of any Trustee, a successor Trustee shall be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan. The Trustee will have a right to apply to a court of competent jurisdiction for the appointment of a successor Trustee if one is not appointed within thirty (30) days of the effective date of the Trustee's removal or resignation.

               (d) Whenever any Trustee hereunder leases to serve as such, it shall furnish the Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 7.5 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Administrator no later than the due date of the annual statement of account for the Plan Year. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor.

7.8  TRANSFER OF INTEREST

          Notwithstanding any other provision contained in this Plan, the Trustee at the written direction of the Administrator shall transfer the Vested interest (as determined by the Administrator), if any, of a Participant who requests a transfer of his account to another trust forming part of a pension, profit sharing or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

7.9  TRUSTEE INDEMNIFICATION

               (a) The Employer shall indemnify and save the Trustee (and any employee thereof) harmless from and against any claim of liability, costs or other expenses (including payment of reasonable attorneys' fees) that the Trustee may incur in connection with this Plan and Trust unless it shall be established by a court of competent jurisdiction that such liability, cost or expense arises from the Trustee's own willful misconduct or gross negligence.

               (b) The Employer shall pay expenses (including reasonable attorneys' fees and costs), judgments, fines and amounts paid in settlement incurred by the Trustee in connection with any matter described in Section 7.9(a) in advance of the final disposition of any proceedings regarding such matter; provided however, that the Trustee shall repay such advances to the Employer if it is established by the final judgment of a court of competent jurisdiction that the Trustee's action or failure to act constituted willful misconduct or gross negligence.

7.10  DIRECT ROLLOVER

               (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               (b) For purposes of this Section the following definitions shall apply:

               (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)
               (9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                          ARTICLE VIII
               AMENDMENT, TERMINATION AND MERGERS

8.1  AMENDMENT

               (a) The Employer shall have the right at any time to amend the Plan, subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may only be made with the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee hereunder.

               (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

               (c) The Employer expressly delegates authority to the sponsoring organization of this Plan, the right to amend this Plan by submitting a copy of the amendment to each Employer who has adopted this Plan after first having received a ruling or favorable determination from the Internal Revenue Service that the Plan as amended qualifies under Code Section 401(a) and the Act. For purposes of this Section, the mass submitter shall be recognized as the agent of the sponsoring organization. If the sponsoring organization does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

               (d) Except as permitted by Regulations (including Regulation 1.411(d)-4), no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d)(6) protected benefits" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

8.2  TERMINATION

               (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

               (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets to Participants in a manner which is consistent with and satisfies the provisions of Section 6.5. Distributions to a Participant shall be made in cash or through the purchase of irrevocable nontransferable deferred commitments from an insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" in accordance with Section 8.1(c).

               (c) Prior to the distribution of the assets to the Participants, upon the full termination of the Plan, the expenses of administration may be paid out of the Trust Fund pursuant to Section 2.10.

8.3  MERGER OR CONSOLIDATION

          This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 8.1(c).

                           ARTICLE IX
                          MISCELLANEOUS

9.1  PARTICIPANT'S RIGHTS

          This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

9.2  ALIENATION

               (a) Subject to the exceptions provided below, no benefit which shall be payable to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized except to such extent as may be required by law.

               (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such loan indebtedness is to be so paid in whole or part from his Participant's Combined Account. If the Participant or Beneficiary does not agree that the loan indebtedness is a valid claim against his Vested Participant's Combined Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.12 and 2.13.

               (c)  This provision shall not apply to a
          "qualified domestic relations order" defined in Code
          Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders pursuant to Section 6.12. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

9.3  CONSTRUCTION OF PLAN

          This Plan shall be construed and enforced according to the Act and the laws of the State of New York and the Trust shall be construed and enforced according to the Act and the laws of the Commonwealth of Pennsylvania, other than its laws respecting choice of law, to the extent not preempted by the Act.

9.4  GENDER AND NUMBER

          Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

9.5  LEGAL ACTION

          In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

9.6  PROHIBITION AGAINST DIVERSION OF FUNDS

               (a)  Except as provided below and otherwise
          specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

               (b)  In the event the Employer shall make a
          contribution under a mistake of fact pursuant to Act
          Section 403(c)(2)(A), the Employer may demand repayment of such contribution at any time within one (1) year following the time of payment and the Trustee shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

9.7  FIDELITY BOND

          Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a)(2)) and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

9.8  EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

          Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any contract issued hereunder or for the failure on the part of the Insurer to make payments provided by any such contract, or for the action of any person which may delay payment or render a contract null and void or unenforceable in whole or in part.

9.9  PROTECTIVE CLAUSE

          Neither the Trustee nor any Insurer who shall issue contracts hereunder shall have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. Such Insurer shall be protected and held harmless in acting in accordance with any written direction of the Employer or Administrator, as appropriate, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Employer or the Administrator, as appropriate. Regardless of any provision of this Plan, Aetna shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any contract which it issues hereunder, or the rules by which it operates.

9.10  RECEIPT AND RELEASE FOR PAYMENTS

          Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer.

9.11 ACTION BY THE EMPLOYER

          Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

9.12  NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

          The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator and (3) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Employer shall also have the sole responsibility of management of the assets held under the Trust Fund, including the selection of any Investment Options, except those assets, (1) the management of which has been assigned to an Investment Manager or Administrator, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan; or (2) subject to Participant investment direction pursuant to Section 4.13 and Section 7.1(n). The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

9.13  HEADINGS

          The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

9.14  APPROVAL BY INTERNAL REVENUE SERVICE

               (a)  Notwithstanding anything herein to the
          contrary, if, pursuant to a timely application filed by or in behalf of the Plan, the Commissioner of the Internal Revenue Service or his delegate should determine that the Plan does not initially qualify as a tax-exempt plan under Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan, by the Employer, less expenses paid, shall be returned within one year and the Plan shall terminate, and the Trustee shall be discharged from all further obligations. If the disqualification relates to an amended plan, then the Plan shall operate as if it had not been amended and restated.

               (b) Except as specifically stated in the Plan, any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

9.15      UNIFORMITY

          All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

9.16 DEEMED CODE COMPLIANCE

          Notwithstanding anything in this Plan to the contrary, this Plan shall automatically be deemed to be amended to comply with all applicable provisions of the Code and regulations issued thereunder, including, but not limited to, Code Sections
401(a)(17), 401(a)(31) and 414(p).

10.1 ADOPTION BY OTHER EMPLOYERS

          Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any Affiliated Employer may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

10.2 REQUIREMENTS OF PARTICIPATING EMPLOYERS

          (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

          (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

          (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Elective Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

          (d) Any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

10.3 DESIGNATION OF AGENT

          Each Participating Employer shall be deemed to be a party to this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

10.4 EMPLOYEE TRANSFERS

          It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

10.5 PARTICIPATING EMPLOYER'S CONTRIBUTION

          Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Recordkeeper shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

10.6 AMENDMENT

          Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer, and where such amendment affects the rights, duties and responsibilities of the Trustee or Administrator, with the written consent of the Trustee or Administrator.

10.7 DISCONTINUANCE OF PARTICIPATION

          Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer in the event that it has established a separate pension plan for its Employees, provided, however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 8.1(c). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the Employees of such Participating Employer.

10.8 ADMINISTRATOR'S AUTHORITY

          The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and Participants, to effectuate the purpose of this Article.

10.9 PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE
          If any Participating Employer is prevented in whole or in part from making a contribution which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code Section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by the other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

          A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not be required to reimburse the contribution of Participating Employers.

          IN WITNESS WHEREOF, the Plan has been executed the day and year first above written.

EMPLOYER:  Central Hudson Gas &        PARTICIPATING EMPLOYER:
            Electric Corporation

________________________________       __________________________
         (enter name)                         (enter name)


By:  ___________________________       __________________________
            John F. Drain                (Participating Employer
      Vice President - Finance            Identification Number)
            & Controller

TRUSTEE:  Mellon Bank, N.A.

________________________________       By:  _____________________
         Trustee


________________________________       PARTICIPATING EMPLOYER:
         Trustee
                                       __________________________
                                             (enter name)
________________________________
         Trustee

                                       __________________________
                                         (Participating Employer
                                          Identification Number)


                                       By: ______________________



                                       PARTICIPATING EMPLOYER:

                                       __________________________
                                             (enter name)



                                       __________________________
                                         (Participating Employer
                                          Identification Number)


                                       By: ____________________
















































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